                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-22186

                Oppenheimer Master International Value Fund, LLC
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                        Date of fiscal year end: April 30

                      Date of reporting period: 01/31/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS JANUARY 31, 2010 / UNAUDITED

                                                              SHARES         VALUE
                                                            ----------   ------------
COMMON STOCKS--92.8%
CONSUMER DISCRETIONARY--22.7%
AUTOMOBILES--6.0%
Bayerische Motoren Werke (BMW) AG, Preference                  145,567   $  4,563,727
Hyundai Motor Co. Ltd., Preference                             149,890      5,199,541
Toyota Motor Corp.                                              96,197      3,689,090
                                                                         ------------
                                                                           13,452,358
                                                                         ------------
HOTELS, RESTAURANTS & LEISURE--1.7%
Emperor Entertainment Hotel Ltd.                            15,891,307      2,108,211
Enterprise Inns plc                                            912,935      1,735,130
                                                                         ------------
                                                                            3,843,341
                                                                         ------------
HOUSEHOLD DURABLES--4.1%
Barratt Developments plc(1)                                  1,090,027      2,056,490
First Juken Co. Ltd.                                           412,800      2,743,921
Haseko Corp.(1)                                              5,186,451      4,366,812
                                                                         ------------
                                                                            9,167,223
                                                                         ------------
LEISURE EQUIPMENT & PRODUCTS--0.7%
Sega Sammy Holdings, Inc.                                      131,177      1,479,402
MEDIA--4.8%
British Sky Broadcasting Group plc                             204,398      1,730,080
Jupiter Telecommunications Co. Ltd.                              2,380      2,386,196
Societe Television Francaise 1                                 212,207      3,682,229
Vivendi SA                                                      74,264      1,922,555
Yell Group plc(1)                                            1,791,628      1,034,702
                                                                         ------------
                                                                           10,755,762
                                                                         ------------
SPECIALTY RETAIL--2.8%
Aoyama Trading Co.                                             141,758      1,966,363
Dickson Concepts International Ltd.                          5,025,699      2,612,029
Otsuka Kagu Ltd.                                               183,460      1,540,605
                                                                         ------------
                                                                            6,118,997
                                                                         ------------
TEXTILES, APPAREL & LUXURY GOODS--2.6%
Aksa Akrilik Kimya Sanayii AS(1)                               476,504        797,694
Asics Corp.                                                    272,240      2,682,897
Christian Dior SA                                               22,140      2,247,030
                                                                         ------------
                                                                            5,727,621
                                                                         ------------
CONSUMER STAPLES--7.4%
FOOD & STAPLES RETAILING--1.8%
Tesco plc                                                      584,578      3,954,049
FOOD PRODUCTS--4.2%
Chaoda Modern Agriculture (Holdings) Ltd.                    2,678,000      2,609,091
Nestle SA(2)                                                   123,904      5,863,082
Premier Foods plc(1)                                         1,864,210        960,727
                                                                         ------------
                                                                            9,432,900
                                                                         ------------
PERSONAL PRODUCTS--1.4%
Coreana Cosmetics Co. Ltd.(1)                                1,415,605      1,200,233
Pacific Corp.                                                   17,093      1,934,779
                                                                         ------------
                                                                            3,135,012
                                                                         ------------


              1 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS JANUARY 31, 2010 / UNAUDITED

                                                              SHARES         VALUE
                                                            ----------   ------------
ENERGY--9.0%
ENERGY EQUIPMENT & SERVICES--3.5%
Master Marine AS(1,3)                                              640   $         67
Petroleum Geo-Services ASA(1)                                  130,420      1,615,797
Seabird Exploration Ltd.(1)                                    626,922        516,960
Shinko Plantech Co. Ltd.                                       542,900      5,798,638
                                                                         ------------
                                                                            7,931,462
                                                                         ------------
OIL, GAS & CONSUMABLE FUELS--5.5%
Eni SpA                                                        154,209      3,591,787
Esso (Thailand) Public Co. Ltd.                              9,906,900      1,812,912
Tatneft, Preference                                          1,212,038      3,059,348
Total SA                                                        50,466      2,931,239
Tupras-Turkiye Petrol Rafinerileri AS                           40,000        822,288
                                                                         ------------
                                                                           12,217,574
                                                                         ------------
FINANCIALS--14.8%
CAPITAL MARKETS--0.6%
Ichiyoshi Securities Co. Ltd.                                  203,712      1,288,645
COMMERCIAL BANKS--2.6%
Anglo Irish Bank Corp. plc(1,3)                                 51,641            716
Bank of Ireland(1)                                             184,232        332,569
Credit Agricole SA                                             155,675      2,429,604
National Bank of Greece SA(1)                                   79,419      1,721,002
Sumitomo Mitsui Financial Group, Inc.                           38,400      1,240,820
                                                                         ------------
                                                                            5,724,711
                                                                         ------------
CONSUMER FINANCE--1.3%
International Personal Finance plc                             872,116      3,036,256
DIVERSIFIED FINANCIAL SERVICES--0.9%
RHJ International Ltd.(1)                                      239,129      1,963,839
INSURANCE--6.2%
Aegon NV(1)                                                    470,646      2,836,322
Fondiaria-Sai SpA                                              572,725      6,276,116
Swiss Reinsurance Co.                                          106,325      4,635,817
                                                                         ------------
                                                                           13,748,255
                                                                         ------------
REAL ESTATE INVESTMENT TRUSTS--2.1%
DA Office Investment Corp.                                         269        523,606
Invincible Investment, Inc.                                      4,539        854,850
Japan Hotel & Resort, Inc.                                         374        524,134
Japan Office Investment Corp.                                      780        783,038
Japan Rental Housing Investments, Inc.                             334        533,440
Japan Single-Residence REIT                                        495        530,289
Nippon Commercial Investment Corp.                                 200        286,933
Prospect Residential Investment Corp.                              887        751,737
                                                                         ------------
                                                                            4,788,027
                                                                         ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--1.1%
Eurocastle Investment Ltd.(1)                                  223,705        116,830
Shanghai Forte Land Co. Ltd.                                 9,260,719      2,461,412
                                                                         ------------
                                                                            2,578,242
                                                                         ------------

              2 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS JANUARY 31, 2010 / UNAUDITED

                                                              SHARES         VALUE
                                                            ----------   ------------
HEALTH CARE--4.4%
HEALTH CARE PROVIDERS & SERVICES--1.3%
Medipal Holdings Corp.                                         222,632   $  2,826,916
PHARMACEUTICALS--3.1%
Alapis Holding Industrial & Commercial SA                    1,209,000        781,477
GlaxoSmithKline plc                                             73,989      1,438,764
Sanofi-Aventis SA                                               63,236      4,665,249
                                                                         ------------
                                                                            6,885,490
                                                                         ------------
INDUSTRIALS--13.7%
AEROSPACE & DEFENSE--1.8%
BAE Systems plc                                                215,380      1,215,319
Safran SA                                                      148,468      2,892,225
                                                                         ------------
                                                                            4,107,544
                                                                         ------------
AIRLINES--5.1%
Deutsche Lufthansa AG                                          233,454      3,737,744
Jazz Air Income Fund                                           897,108      3,574,169
Turk Hava Yollari Anonim Ortakligi                           1,104,810      4,038,542
                                                                         ------------
                                                                           11,350,455
                                                                         ------------
COMMERCIAL SERVICES & SUPPLIES--2.0%
Sperian Protection                                              65,817      4,438,203
CONSTRUCTION & ENGINEERING--1.2%
Joongang Construction Co. Ltd.(1)                              165,105        671,937
Vinci SA                                                        37,971      2,022,963
                                                                         ------------
                                                                            2,694,900
                                                                         ------------
MACHINERY--1.3%
Hyundai Mipo Dockyard Co. Ltd.                                  30,075      2,812,760
MARINE--1.3%
Shun Tak Holdings Ltd.                                       4,964,000      2,861,020
PROFESSIONAL SERVICES--0.4%
Assystem                                                        79,892        947,086
ROAD & RAIL--0.6%
Northgate plc(1)                                               378,170      1,298,716
INFORMATION TECHNOLOGY--8.2%
COMMUNICATIONS EQUIPMENT--1.2%
Nokia OYJ                                                      185,481      2,560,347
COMPUTERS & PERIPHERALS--3.4%
FUJITSU Ltd.                                                   245,303      1,498,894
Gemalto NV(1)                                                   36,723      1,455,545
Japan Digital Laboratory Co. Ltd.                              350,979      4,121,577
Wincor Nixdorf AG                                                8,507        577,453
                                                                         ------------
                                                                            7,653,469
                                                                         ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.8%
A&D Co. Ltd.(1)                                                460,484      1,693,687
IT SERVICES--1.7%
Alten SA(1)                                                     97,103      2,776,946
Altran Technologies SA(1)                                      178,760      1,066,938
                                                                         ------------
                                                                            3,843,884
                                                                         ------------


              3 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS JANUARY 31, 2010 / UNAUDITED

                                                              SHARES         VALUE
                                                            ----------   ------------
OFFICE ELECTRONICS--1.1%
Canon, Inc.                                                     65,154   $  2,551,591
MATERIALS--3.8%
CHEMICALS--1.8%
Arkema                                                          46,889      1,779,735
Ohara, Inc.                                                    139,200      2,175,946
                                                                         ------------
                                                                            3,955,681
                                                                         ------------
METALS & MINING--2.0%
ArcelorMittal                                                   71,442      2,733,862
Hindalco Industries Ltd.                                       537,200      1,701,167
                                                                         ------------
                                                                            4,435,029
                                                                         ------------
TELECOMMUNICATION SERVICES--7.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--4.0%
France Telecom SA                                              169,818      3,914,403
Telecom Italia SpA                                           4,312,875      5,008,948
                                                                         ------------
                                                                            8,923,351
                                                                         ------------
WIRELESS TELECOMMUNICATION SERVICES--3.0%
KDDI Corp.                                                         918      4,846,031
Vodafone Group plc                                             872,065      1,875,611
                                                                         ------------
                                                                            6,721,642
                                                                         ------------
UTILITIES--1.8%
ELECTRIC UTILITIES--1.8%
Okinawa Electric Power Co. (The)                                51,633      2,814,317
RusHydro(1)                                                 30,910,846      1,281,227
                                                                         ------------
                                                                            4,095,544
                                                                         ------------
Total Common Stocks (Cost $187,035,212)                                   207,000,991

                                                            Principal
                                                              Amount
                                                            ----------
CONVERTIBLE CORPORATE BONDS AND NOTES--0.2%
Altran Technologies SA, 6.72% Cv. Sr. Unsec. Nts., 1/1/15
(Cost $370,228)                                                247,479 EUR   419,120
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--0.1%
Cattles plc, 7.875% Nts., 1/17/14(3,4) (Cost $265,810)         771,000 GBP   117,081

                                                              SHARES
                                                            ----------
INVESTMENT COMPANY--6.7%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.20%(5,6) (Cost $15,003,890)                               15,003,890     15,003,890
TOTAL INVESTMENTS, AT VALUE (COST $202,675,140)                   99.8%   222,541,082
Other Assets Net of Liabilities                                    0.2        467,529
                                                            ----------   ------------
Net Assets                                                       100.0%  $223,008,611
                                                            ==========   ============

FOOTNOTES TO STATEMENT OF INVESTMENTS

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

EUR  Euro
GBP  British Pound Sterling


              4 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS JANUARY 31, 2010 / UNAUDITED

1. Non-income producing security.

2. A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See accompanying Notes.

3. Illiquid security. The aggregate value of illiquid securities as of January 31, 2010 was $117,864, which represents 0.05% of the Fund's net assets. See accompanying Notes.

4. Represents the current interest rate for a variable or increasing rate security.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                       SHARES                                   SHARES
                                                     APRIL 30,      GROSS         GROSS      JANUARY 31,
                                                        2009      ADDITIONS     REDUCTIONS       2010
                                                     ---------   -----------   -----------   -----------
Oppenheimer Institutional Money Market Fund, Cl. E   6,634,414   146,449,832   138,080,356    15,003,890

                                                        VALUE       INCOME
                                                     -----------   -------
Oppenheimer Institutional Money Market Fund, Cl. E   $15,003,890   $27,297

6. Rate shown is the 7-day yield as of January 31, 2010.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of January 31, 2010 based on valuation input level:

                                                            LEVEL 2--
                                             LEVEL 1--       OTHER         LEVEL 3--
                                             UNADJUSTED    SIGNIFICANT    SIGNIFICANT
                                               QUOTED      OBSERVABLE    UNOBSERVABLE
                                               PRICES        INPUTS         INPUTS          VALUE
                                            -----------   ------------   ------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary                   $27,489,077   $ 23,055,627       $ --       $ 50,544,704
   Consumer Staples                           4,095,739     12,426,222         --         16,521,961
   Energy                                            --     20,148,969         67         20,149,036
   Financials                                 4,760,194     28,367,065        716         33,127,975
   Health Care                                1,438,764      8,273,642         --          9,712,406
   Industrials                               10,174,777     20,335,907         --         30,510,684
   Information Technology                     4,245,278     14,057,700         --         18,302,978
   Materials                                         --      8,390,710         --          8,390,710
   Telecommunication Services                10,636,045      5,008,948         --         15,644,993
   Utilities                                  2,814,317      1,281,227         --          4,095,544
Convertible Corporate Bonds and Notes                --        419,120         --            419,120
Non-Convertible Corporate Bonds and Notes            --        117,081         --            117,081
Investment Company                           15,003,890             --         --         15,003,890
                                            -----------   ------------       ----       ------------
Total Investments, at Value                  80,658,081    141,882,218        783        222,541,082
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts                  --        949,372         --            949,372
                                            -----------   ------------       ----       ------------
Total Assets                                $80,658,081   $142,831,590       $783       $223,490,454
                                            -----------   ------------       ----       ------------


              5 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS JANUARY 31, 2010 / UNAUDITED

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF JANUARY 31, 2010 ARE AS FOLLOWS:

COUNTERPARTY/CONTRACT               CONTRACT AMOUNT   EXPIRATION                  UNREALIZED
DESCRIPTION              BUY/SELL       (000'S)          DATE        VALUE       APPRECIATION
----------------------   --------   ---------------   ----------   ----------    ------------
BANK OF NEW YORK (THE)
Euro (EUR)                 Sell            384 EUR       2/2/10    $   532,168     $  4,414
BARCLAY'S CAPITAL:
Euro (EUR)                 Sell          9,901 EUR      3/18/10     13,726,186      703,630
Japanese Yen (JPY)         Sell      2,769,100 JPY      3/18/10     30,682,450      241,321
                                                                                   --------
                                                                                    944,951
                                                                                   --------
RBS GREENWICH CAPITAL
Hong Kong Dollar (HKD)     Buy             100 HKD       2/1/10         12,928            7
                                                                                   --------
Total unrealized
   appreciation                                                                    $949,372
                                                                                   ========


Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings            Value      Percent
-------------------        ------------   --------
Japan                      $ 56,500,375     25.4%
France                       39,591,070     17.8
United Kingdom               20,452,925      9.2
United States                15,003,890      6.7
Italy                        14,876,851      6.7
Korea, Republic of South     11,819,250      5.3
Switzerland                  10,498,899      4.7
Germany                       8,878,924      4.0
Turkey                        5,658,524      2.5
Bermuda                       4,720,240      2.1
Russia                        4,340,575      1.9
Canada                        3,574,169      1.6
The Netherlands               2,953,152      1.3
Hong Kong                     2,861,020      1.3
Luxembourg                    2,733,862      1.2
Cayman Islands                2,609,091      1.2
Finland                       2,560,347      1.2
Greece                        2,502,479      1.1
China                         2,461,412      1.1
Norway                        2,132,824      1.0
Belgium                       1,963,839      0.9
Thailand                      1,812,912      0.8
India                         1,701,167      0.8
Ireland                         333,285      0.2
                           ------------    -----
Total                      $222,541,082    100.0%
                           ============    =====


              6 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS JANUARY 31, 2010 / UNAUDITED

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.


              7 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS JANUARY 31, 2010 / UNAUDITED

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may seek derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In

              8 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS JANUARY 31, 2010 / UNAUDITED

     addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, be derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of January 31, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $944,951, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $944,951 as of January 31, 2010. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     As of January 31, 2010 the Fund has not required certain counterparties to post collateral.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS


              9 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS JANUARY 31, 2010 / UNAUDITED

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

ILLIQUID SECURITIES

As of January 31, 2010, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.


              10 | OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 01/31/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master International Value Fund, LLC


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer
Date: 03/08/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer
Date: 03/08/2010


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer
Date: 03/08/2010